Exhibit 21

Marriott International, Inc.
“CbM” means “Courtyard by Marriott” / “RIbM” means “Residence Inn by Marriott” / “FibM” means “Fairfield Inn by Marriott”

Foreign Subsidiaries - Country of Incorporation

Country: Anguilla
Marriott Anguilla Licensing Company Inc.
The Ritz-Carlton Hotel Company Ltd. (Anguilla Branch)
Country: Antigua and Barbuda
The Ritz-Carlton Hotel Company of Antigua Limited
Country: Argentina
Marriott Argentina Licensing Company S.A.
Marriott International Hotels, Inc. (Argentina Branch)
Country: Armenia
Marriott Hotels International B.V. (Armenia Branch)
Country: Aruba
Luxury Hotels International Management of Aruba N.V., formerly known as Marriott
Marriott Aruba Licensing Company AVV
Country: Australia
3105 Surfers Paradise Boulevard Pty Ltd
Marriott International Management Company B.V. (Australian Branch)
Country: Austria
Graz Marriott Hotelmanagement GmbH
Luxury Hotels International Management Austria GmbH
Marriott Hotel-Betriebsgesellschaft, m.b.H
Country: Azerbaijan
Luxury Hotels International Management Company B.V. (Azerbaijan Branch)
Country: Bahamas
RC Rose Island Hotel Company Limited
The Ritz-Carlton Hotel Company, Ltd. (Bahamas Branch)
Country: Bahrain
Renaissance Services B.V. (Bahrain Representative Office)
Country: Barbados
Luxury Hotels (Barbados) Limited
Country: Belgium
Luxury Hotels International Management Belgium SPRL
Marriott Hotels International Limited (Belgium Branch)
Renaissance Hotels International Management Belgium SPRL
Country: Bermuda
Adamar International Lodging, Ltd.
Crest Management Services, Limited
Luxury Hotels International Lodging Ltd.
Marriott International Services, Ltd.
Renaissance International Lodging Ltd.
The Ritz-Carlton Hotel Company, Ltd.

Exhibit 21

Country: Brazil
Mar Hoteis de Sao Paulo Ltda.
Renaissance do Brasil Hoteleria Ltda.
Renaissance do Brasil Hoteleria Ltda. (Sao Paulo Branch)
Country: Canada
Luxury Hotels Holding of Canada ULC
Marriott Hotels of Canada Ltd.
Ritz Carlton Holdings Canada ULC
The Ritz-Carlton Hotel Company of Canada Limited
Country: Cayman Islands
Hat 64
Luxury Hotels International Lodging Ltd. (Cayman Islands Branch)
Marriott Cayman Islands Licensing Company I, Ltd.
Marriott Cayman Islands Licensing Company II, Ltd.
Marriott Cayman Islands Licensing Company III, Ltd.
Marriott Cayman Islands Licensing Company IV, Ltd.
Marriott Cayman Islands Licensing Company IX, Ltd.
Marriott Cayman Islands Licensing Company V, Ltd.
Marriott Cayman Islands Licensing Company VI, Ltd.
Marriott Cayman Islands Licensing Company VII, Ltd.
Marriott Cayman Islands Licensing Company VIII, Ltd.
Marriott Cayman Islands Licensing Company X, Ltd.
RC Hotel Holding Company Limited (Cayman Islands Branch)
Renaissance Caribbean Limited
The Ritz-Carlton Hotel Company of the Cayman Islands, Ltd.
Country: Chile
Hoteles de Chile S.A. (Joint Venture)
Marriott Chile Licensing Company Limitada
Marriott Chile S.A.
Marriott Inversiones y Servicios Limitada
The Ritz-Carlton Hotel Company of Chile S.A.
Country: China
Luxury Hotels International of Hong Kong Limited (Beijing, China Branch - Representative Office)
Marriott Management (Shanghai) Company, Limited
Marriott Management (Shanghai) Company Limited (Guangzhou Branch)
Marriott Management (Shanghai) Company, Limited (Beijing Branch)
Country: Curacao
Lux International Hotels N.V.
Marriott Curacao N.V.
Marriott International Lodging N.V.
Renaissance International Lodging N.V.
RHG Holding N.V.
The Ritz-Carlton Hotel Company N.V.
Torriam International Lodging N.V.
Country: Czech Republic
Marriott Hotels International B.V. (Czech Branch)
Marriott International Hotels, Inc. (Czech Republic Branch)

Exhibit 21

Country: Denmark
Marriott Hotels Denmark A/S
Marriott Hotels International Limited (Denmark - Representative Office)
Country: Dominican Republic
Marriott Hotels International B.V. (Dominican Republic Branch)
Transamerican Hoteles, S.A.
Country: Ecuador
Amazonas H.O.T. S.A. (Joint Venture)
Luxury Hotels International of Ecuador Cia. Ltda.
Marriott Ecuador Licensing Company MLC S.A.
Marriott International Hotels, Inc. (Ecuador Branch)
Country: Egypt
Luxury Hotels International Management Company B.V. (Egypt Branch)
Marriott Hotels International B.V. (Egypt Branch)
Marriott Hurghada Management, Inc. (Egypt Branch)
Marriott International Hotels, Inc. (Former Operator of the Cairo Marriott Hotel & Office)
Marriott Sharm El Sheikh Management (Egypt Branch)
Renaissance Hotels International B.V. (Egypt Branch)
Renaissance Services B.V. (Representative Office in Egypt)
The Ritz-Carlton Hotel Company of Egypt S.A.E.
Country: El Salvador
Luxury Hotels International Management Company B.V. (El Salvador Branch)
Country: France
Luxury Hotels International of France SAS
Marriott France Group Companies SAS
Marriott Hotels International Limited (French Branch - Liaison Office)
Marriott Hotels Management France SAS
Paris Arcueil Real Estate Company SAS
Paris St. Denis Pleyel Real Estate Company SAS
Ramcap SAS
Renaissance Le Parc SAS
Roissy CYBM SAS
Toulouse Operating Company SAS
Country: Germany
Berlin Marriott Hotelmanagement GmbH
Bremen Marriott Hotelmanagement GmbH
Cologne MH Operating Company GmbH
Dusseldorf RC Operating Company GmbH
Frankfurt Marriott Hotelmanagement GmbH
Hamburg Marriott Hotelmanagement GmbH
Heidelberg Marriott Hotelmanagement GmbH
Leipzig Marriott Hotelmanagement GmbH
Marriott Hotel Holding GmbH
Marriott Hotelmanagement GmbH
Munich Airport Marriott Hotelmanagement GmbH
Munich CY Schwalther Operating Company GmbH
Penta Hotel Managementgesellchaft mbH
The Ritz-Carlton Hotel Company (Berlin) GmbH

Exhibit 21

The Ritz-Carlton Hotel Company of Germany, GmbH
The Ritz-Carlton Hotel Management GmbH

Exhibit 21

Country: Ghana
Luxury Hotels Management (Ghana) Limited
Country: Greece
Marriott Hotels Hellas, S.A.
Country: Guam
International Hotel Licensing Company S.àr.l. (Guam Tax Registration)
Marriott Hotels International B.V. (Guam Branch)
Country: Guatemala
Marriott Guatemala Licensing S.A.
Country: Honduras
Marriott De Honduras, Sociedad de Responsabilidad Limitada
Country: Hong Kong
AP Resorts BEP Pte Limited
AP Resorts Holdings Pte Limited
Club Resorts (Thailand) Holdings Limited
Luxury China Hotels Limited
Luxury China Hotels Limited (China Registration)
Luxury Hotels Design & Construction Hong Kong Limited
Luxury Hotels International of Hong Kong Limited
Luxury Hotels International of Hong Kong Limited (China Registration)
Marriott Hong Kong Limited
Marriott Properties (International) Limited
New World Hotels International Limited (China Registration)
Renaissance Hotels Limited
RHIL Limited
The Ritz-Carlton Limited
Country: India
Marriott Hotels India Private Limited
Marriott International Design & Construction Services, Inc. (India Registration)
Country: Indonesia
P.T. Luxury Hotels International Indonesia
P.T. Marriott International Indonesia
P.T. Ritz-Carlton Indonesia
Country: Ireland
Luxury Reservations Limited
Marriott Hotels International B.V. (Ireland Branch)
Luxury Irish Holding Company Limited
The Ritz-Carlton Hotel Company B.V. (Ireland Branch)
Torriam Hotel Operating Company Limited
Country: Israel
Luxury Hotels International Sales of Israel, Ltd.
Country: Italy
Bulgari Hotels and Resorts Milano, S.r.l.
Luxury Hotels International Management Italy S.r.l.
Country: Jamaica
Marriott Jamaica Licensing Company Limited
The Ritz-Carlton Hotel Company of Jamaica Limited

Exhibit 21

Country: Japan
Luxury Hotels International of Japan, Inc.
The Ritz-Carlton Property Management Company (Tokyo), Ltd.
Country: Jersey, Channel Isla
Aberdeen Hotel Limited
BHL Hotel Company Limited
Marriott European Holdings Limited - (Joint Venture)
Country: Jordan
Business Tourism Company LLC - (Joint Venture)
Marriott Hotels International B.V. (Jordan Branch)
Marriott International Hotels, Inc. (Jordan Branch)
Marriott Worldwide Corporation (Jordan Branch)
Country: Kazakhstan
Renaissance Hotels International B.V. (Kazakhstan Branch)
Country: Kuwait
Kuwait National Hotel & Tourism Company - (Joint Venture)
Country: Lebanon
Marriott International Hotels, Inc. (Lebanon Branch)
Country: Luxembourg
ACHM Global Hospitality Licensing S.àr.l.
ACHM International Management Company S.ar.l.
Global Hospitality Licensing S.àr.l.
International Hotel Licensing Company (India Tax Registration)
International Hotel Licensing Company S.àr.l.
Luxury Holding of Luxembourg S.àr.l.
Marriott International Holding Company S.àr.l.
Marriott RHG Acquisition S.àr.l.
MVW International Holding Company S.àr.l.
Country: Malaysia
Luxury Hotels International Management Company B.V. (Malaysia Branch)
Marriott International Hotels, Inc. (Malaysia Branch)
Renaissance Hotels International Corporation Limited (Malaysia Branch)
Renaissance International Management Company B.V.(Malaysian Branch)
Renaissance Services B.V. (Malaysia Branch)
The Ritz-Carlton Hotel Company, L.L.C. (Malaysian Branch)
Country: Maldives
ENA Hotel Holding Company Pvt Ltd
Country: Malta
Malta Regional Hospitality Licensing Limited
Country: Mexico
Adquisiciones Cancun-Vallarta S. de R.L. de C.V. - (Joint Venture)
Elcrisa, S.A. de C.V. - (Joint Venture)
Luxury Hotels International Management Mexico, S.A. de C.V.
Marriott Hotels, S.A. de C.V.
Operadora Marriott, S.A. de C.V.
Polserv, S.A. de C.V. - (Joint Venture)
Renaissance P.V. Mexicana S.A. de C.V.
The R.C. Management Company of Mexico, S.A. de C.V.
The Ritz-Carlton Hotel Company of Mexico, S.A. de C.V.

Exhibit 21

Country: Netherlands
Adamar Hotels International B.V.
Adamar International Management Company B.V.
Bulgari Hotels & Resorts B.V.
Global Hospitality Licensing S.A.R.L. (India Tax Registration)
Luxury Hotels International Management Company B.V.
Marriott Hotels International B.V.
Marriott Hotels International B.V. (China Registration)
Marriott Hotels of Amsterdam, B.V.
Marriott International Finance Company B.V.
Marriott International Holding Company SARL
Marriott International Licensing Company B.V.
Marriott International Licensing Company, B.V. (India Tax Registration)
Marriott International Management Company B.V.
Marriott International Management Company BV (China Registration)
Marriott RHG Acquisition SARL
Renaissance Hotels International B.V.
Renaissance Hotels International BV (China Registration)
Renaissance International Management Company B.V.
Renaissance International Management Company BV (China Registration)
Renaissance Management SARL
Renaissance Services B.V.
Renaissance Services B.V. (India Tax Registration)
Renaissance Special Purposes B.V.
The Ritz-Carlton Hotel Company B.V.
The Ritz-Carlton Hotel Company Sales and Marketing B.V.
The Ritz-Carlton International Licensing Company B.V.
The Ritz-Carlton International Management Company B.V.
The Ritz-Carlton International Management Company B.V. (China Registration)
Country: Nevis
Marriott Switzerland Licensing Company S.ar.l (Nevis Branch)
Country: Oman
Luxury Hotels International Management (Oman) LLC
Country: Panama
Marriott International Services, Ltd. (Panama Branch)
Country: Peru
Marriott Peru Licensing Company SAC
Marriott Peru S.A.C.
Country: Philippines
Marriott International Hotels, Inc. (Philippine Branch)
Porto Bello Cove Hotel Corporation (Joint Venture)
Renaissance Hotels International Corporation Limited (Philippine Branch)
Country: Portugal
Luxury Hotels International Management Company B.V. (Portuguese Branch)
Marriott Hotels International B.V. (Portugal Branch)
Country: Puerto Rico
Luxury Hotels International of Puerto Rico, Inc.
Country: Qatar
Marriott Hotels International B.V. (Qatar Branch)

Exhibit 21

Country: Romania
Luxury Hotel Management of Romania S.R.L.
Marriott International Hotels, Inc. Maryland USA Sucursala Bucuresti (Romanian Branch)
Country: Russia
Intour Renaissance, LLC (Joint Venture)
Limited Liability Company “CY Griboedova Hotel Leasing”
Limited Liability Company "CYBM Voznesenkry Hotel Leasing"
Limited Liability Company "Renaissance Samara Hotel Leasing"
Limited Liability Company "Renaissance St. Petersburg Hotel Leasing"
Limited Liability Company “St. Petersburg CY Hotel Leasing”
OOO CY IRKUTSK Hotel Leasing
OOO CY Kazan Hotel Leasing
The Ritz-Carlton Hotel Company B.V. (Russian Branch)
Country: Saint Kitts and Nevis
Luxury Hotels International Management St. Kitts Limited
Marriott St. Kitts Licensing Company Limited
Country: Saint Lucia
The Ritz-Carlton Hotel Company of St. Lucia Limited
Country: Saudi Arabia
Luxury Hotels International Saudi Arabia Limited
Marriott Hotels International B.V. (Saudi Arabia)
Country: Singapore
Club Resorts No. 1 Asia Pacific Pte Ltd.
International Luxury Hotels (Singapore) Pte. Limited
Luxury Singapore Holding Pte. Ltd
The Ritz-Carlton Hotel Company of Singapore PTE LTD.
The Ritz-Carlton Residential Management Company of Singapore Pte, Limited
Country: South Korea
Marriott Hotels International B.V. (Seoul MEA Branch)
Marriott Hotels International B.V. (Seoul, South Korea Branch)
Marriott International Management Company B.V. (Seoul Branch)
Renaissance Services B.V. (South Korea Branch - Liaison Office)
The Ritz-Carlton Hotel Company B.V. (Seoul, South Korea Branch)
Country: Spain
ACHM Spain Management S.L.
BCN Diplomatic Hotel, S.L.
Marriott Hotels International Limited (Spain Branch)
Marriott Hotels, S.L.
R-C Spain, S.L.
Country: Switzerland
International Hotel Licensing Company S.àr.l. Luxembourg, Zurich Branch
Luxury Hotels International Management Switzerland GmbH
Luxury Switzerland Holding Company GmH
Marriott (Schweiz) GmbH
Marriott Switzerland Licensing Company II S.àr.l.
Marriott Switzerland Licensing Company S.àr.l.

Exhibit 21

Country: Thailand
Luxury Hotels & Resorts (Thailand) Limited
Maikhao Vacation Villas Limited - (Joint Venture)
Phuket Land Owner Limited
PLOL Holdings Ltd.
Country: Trinidad and Tobago
Marriott Trinidad & Tobago Limited
Country: Turkey
Luxury Hotels Uluslararasi Otel Isletmeciligi Limited Sirketi
Country: Turks and Caicos Isl
Marriott Turks & Caicos Licensing Company Limited
The Ritz-Carlton Hotel Company of Turks & Caicos Ltd
Country: United Arab Emirates
Renaissance Services B.V. (Dubai Branch)
Country: United Kingdom
BHL Hotel Company Limited (UK Establishment)
Cheshunt Hotel Operating Company Limited
GH Hotel Operating Company Limited
Marriott European Hotel Operating Company Limited - (Joint Venture)
Marriott Hotels and Catering (Holdings) Limited
Marriott Hotels International Limited
Marriott Hotels Limited
Marriott International Design & Construction Services, Inc. (UK Branch)
Marriott Restaurants Limited
Marriott UK Group Company Limited
Marriott UK Management Company Limited
Marriott V&A Hotel Operating Company Limited
Renaissance Manchester Hotel Operating Company Limited
Renaissance Services B.V. (United Kingdom Branch)
Ronevsorg Hotel Operating Company Limited
The Ritz-Carlton Hotel Limited
Country: Venezuela
Marriott Hotels International B.V. (Caracas, Venezuela Branch)
Country: Virgin Islands-BR
Dominican Hotels (B.V.I.) Ltd.
Luxury Hotels Management (BVI) Ltd.
Ramasia International Limited
RC Hotel and Resort JV Holdings (BVI) Company Limited
RC Hotel Holding Company Limited
RC Rose Holding Company Limited
Renaissance Hotels International Corporation Limited
Renaissance Hotels Marketing Services Limited
Country: Virgin Islands-U.S.
Marriott Hotel Management Company (Virgin Islands), Inc.
Marriott U.S. Virgin Islands Licensing Company LLC
RC Hotels (Virgin Islands), Inc.

Exhibit 21

Domestic Subsidiaries - State of Incorporation

State: Arizona
Camelback Country Club, Inc. (d/b/a Camelback Golf Club)
Marriott Rewards, LLC
State: California
SJMEC, Inc.
SJMFB, LLC
State: Delaware
Aeropuerto Shareholder, Inc.
Baltimore Marriott Inner Harbor, L.L.C.
Camelback Properties Inn, Inc.
Capital Employment Services, LLC
CBM Annex, Inc.
Centerline Georgia Investor LLC
Charleston Marriott, LLC
Chicago Hotel Services, LLC
City Center Annex Tenant Corporation
Corporate General, Inc.
Courtyard Management Corporation
CTYD III Corporation
Desert Ridge Resort, LLC
Detroit CY, LLC
Detroit Hotel Services, LLC
Detroit MHS, LLC
Essex House Condominium Corporation
ExecuStay, LLC
Fairfield FMC, LLC
Franchise System Holdings, Inc.
Host Restaurants, Inc.
Hunt Valley Courtyard, Inc.
LAX Properties, LLC
LF, South Beach, LLC
Luxury Finance, LLC
Luxury Hotels International Design & Construction Services, Inc.
Marriott Acquisition 2002 Subsidiary, LLC
Marriott Acquisition 2002, LLC
Marriott Crystal City Manager, LLC
Marriott Fifth Avenue, LLC
Marriott Hotel Services, Inc.
Marriott Hurghada Management, Inc.
Marriott International Administrative Services, Inc.
Marriott International Capital Corporation
Marriott International Construction Services, Inc.
Marriott International Design & Construction Services, Inc.
Marriott International JBS Corporation
Marriott International Resorts, L. P.
Marriott International, Inc.
Marriott Magenta Holding Company, Inc.
Marriott Market Street Hotel, Inc.

Exhibit 21

State: Delaware cont.	Marriott Mexico City Partnership G.P.
Marriott Mirage City Management, Inc.
Marriott Oak Brook Hills Services, LLC
Marriott P.R. Management Corporation
Marriott Payroll Services, LLC
Marriott Ranch Properties, Inc.
Marriott Rewards Subsidiary, Inc.
Marriott Rewards, Inc.
Marriott Senior Holding Co.
Marriott Sharm El Sheikh Management, Inc.
Marriott Two Flags Member LLC
Marriott Two Flags, LP
Marriott Vacations Worldwide Corporation
Marriott Worldwide Payroll, LLC
Marriott Worldwide Reservation Services, LLC
Marriott's Desert Springs Development Corporation
Marriott's Greenbelt Hotel Services, Inc.
MC Lodging Investment Opportunities, Inc.
MHS Guam, Inc.
MHSFR II, LLC
MHSFR, LLC
MHSI Hawaii, LLC.
MI CBM Investor, LLC
MI Finance Company
MI Georgia Credits, LLC
MI Holding, L.P.
MI Member, LLC
MI Procurement Holdings, LLC
MI Tenant LLC
MI TH4 INVESTOR, LLC
MICC SPE I Corp.
MICC(California), LLC
MRC I Funding Corporation
MVW US Holdings, Inc.
North Drury Lane Productions, LLC
RC Marriott II, Inc.
RC Marriott III, Inc.
RC Marriott, Inc.
RC Paradise Valley Development, LLC
RC Social Club of San Francisco, Inc.
RC-UK, Inc.
REN Boston Hotel Management LLC
REN Boston LP
REN Boston Waterfront Hotel, LLC
Renaissance Cleveland Hotel, LLC
Renaissance Cleveland IOSA, LLC
Renaissance Hollywood Payroll Company, LLC
Renaissance Hotel Holdings, Inc.
Renaissance Hotel Management Company, LLC
Renaissance Hotel Operating Company

Exhibit 21

State: Delaware cont.	Renaissance International, Inc.
Renaissance Oakbrook Hotel, LLC
Renaissance St. Louis Grand, LLC
Renaissance St. Louis Suites, LLC
Residence Inn by Marriott, LLC
RHG Investments, LLC
RHOC Consolidation, LLC
Ritz-Carlton (Virgin Islands), Inc.
SC Orlando, L.L.C.
Schaumberg/Oakbrook Marriott Hotels, LLC
Senior Living Limited Partnership
Seville Acquisition, LLC
Shady Grove Courtyard, Inc.
SpringHill SMC, LLC
Square 369 Hotel Associates, LLC
The Ritz-Carlton Hotel Company of Puerto Rico, Inc.
The Ritz-Carlton Hotel Company, L.L.C.
The Ritz-Carlton International Construction Services, Inc.
The Ritz-Carlton International Licensing Company, LLC
The Ritz-Carlton Residences Management Company LLC
TownePlace Management, LLC
WEC 99C-1 LLC
WEC 99C-10 LLC
WEC 99C-11 LLC
WEC 99C-12 LLC
WEC 99C-13 LLC
WEC 99C-14 LLC
WEC 99C-2 LLC
WEC 99C-3 LLC
WEC 99C-4 LLC
WEC 99C-5 LLC
WEC 99C-6 LLC
WEC 99C-7 LLC
WEC 99C-8 LLC
WEC 99C-9 LLC
State: Georgia
The Dining Room Corporation
State: Hawaii
F. L. Insurance Corporation
KB Hotel Operator Inc.
Marquis Insurance Corporation
State: Kansas
Kansas Hospitality Services, Inc.
State: Maryland
C1 Maryland Land Business Trust
Columbia Courtyard, Inc.
Marriott International Hotels, Inc.
Marriott Worldwide Corporation
MI Fulfillment Services, LLC
MII Conference Center, Inc.

Exhibit 21

State: Massachusetts
MI Hotels of Massachusetts, Inc.
State: Nevada
MI Hotels of Las Vegas, Inc.
State: Texas
Chaparral Club (Non-profit)
Hospitality International, Inc.
Marriott Claims Services Corporation
MHSI Conference Centers of Texas, Inc.
Residence Inn Club, Inc.
The Finish Line Club (Non-profit)
The Gazebo Club (Non-profit)
The Legacy Park Club
State: Utah
Gambits, A Nonprofit Corporation (Incorporated Club)
State: West Virginia
West Virginia Marriott Hotels, Inc.

Exhibit 21

Assumed Names

State: Arizona
	Entity Name	Assumed Name
	Courtyard Management Corporation	Camelback CbM
	Courtyard Management Corporation	Chandler Courtyard by Marriott
	Courtyard Management Corporation	Phoenix Airport CbM
	Courtyard Management Corporation	Phoenix Mesa CbM
	Courtyard Management Corporation	Phoenix Metro Center CbM
	Courtyard Management Corporation	Scottsdale CbM
	Courtyard Management Corporation	Scottsdale Downtown Courtyard
	Courtyard Management Corporation	Tuscon CbM
	Desert Ridge Resort, LLC	Wild Fire Golf Course
	Fairfield FMC, LLC	Flagstaff FibM
	Fairfield FMC, LLC	Phoenix FibM
	Fairfield FMC, LLC	Scottsdale FibM
	Marriott Hotel Services, Inc.	Marriott Camelback Inn Resort
	Marriott Hotel Services, Inc.	Scottsdale Marriott At McDowell Mountains
	Marriott International, Inc.	Mountain Shadows Resort, Mountain Shadows, Marriott's Mountain Shadows Resort
	Marriott Rewards, Inc.	Marriott Rewards II, Inc.
	Residence Inn by Marriott, LLC	Flagstaff RI
	Residence Inn by Marriott, LLC	Phoenix Airport-Tempe RI
	Residence Inn by Marriott, LLC	Phoenix RI
	Residence Inn by Marriott, LLC	Scottsdale RI
	Residence Inn by Marriott, LLC	Tucson RI
	The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton Town & Country Club
	The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Phoenix
State: Arkansas
	Entity Name	Assumed Name
	Courtyard Management Corporation	Little Rock CbM
State: California
	Entity Name	Assumed Name
	Courtyard Management Corporation	Courtyard by Marriott
	Courtyard Management Corporation	Novato Courtyard by Marriott
	Courtyard Management Corporation	San Francisco Oyster Point Courtyard
	CTYD III Corporation	Courtyard by Marriott
	Fairfield FMC, LLC	Anaheim Fairfield Inn
	Fairfield FMC, LLC	Buena Park FibM
	Fairfield FMC, LLC	Fairfield Inn by Marriott
	Fairfield FMC, LLC	Ontario FibM
	Fairfield FMC, LLC	Placentia FibM
	Fairfield FMC, LLC	Rancho Cordova FibM
	Marriott Hotel Services, Inc.	Anaheim Marriott
	Marriott Hotel Services, Inc.	Costa Mesa Marriott Suites

Exhibit 21

State: California cont.	Entity Name	Assumed Name
	Marriott Hotel Services, Inc.	La Jolla Marriott Hotel
	Marriott Hotel Services, Inc.	Los Angeles Airport Marriott
	Marriott Hotel Services, Inc.	Marriott's Desert Springs Resort and Spa
	Marriott Hotel Services, Inc.	Monterey Marriott Hotel
	Marriott Hotel Services, Inc.	Napa Valley Marriott Hotel
	Marriott Hotel Services, Inc.	Newport Beach Marriott Hotel
	Marriott Hotel Services, Inc.	Rancho Las Palmas Marriott Resort
	Marriott Hotel Services, Inc.	San Jose Marriott
	Marriott Hotel Services, Inc.	Santa Clara Marriott Hotel
	Marriott International, Inc.	Courtyard by Marriott
	Marriott International, Inc.	Desert Springs, A JW Marriott Resort & Spa
	Marriott International, Inc.	Irvine Marriott Hotel
	Marriott International, Inc.	La Jolla Marriott Hotel
	Marriott International, Inc.	Los Angeles Airport Marriott
	Marriott International, Inc.	Manhattan Beach Marriott
	Marriott International, Inc.	San Diego Marriott Hotel Marina
	Renaissance Hotel Management Company, LLC	The Lodge at Sonoma
	Residence Inn by Marriott, LLC	Anaheim Residence Inn
	Residence Inn by Marriott, LLC	Anaheim RI
	Residence Inn by Marriott, LLC	Arcadia Residence Inn
	Residence Inn by Marriott, LLC	Arcadia Residence Inn
	Residence Inn by Marriott, LLC	Arcadia RI
	Residence Inn by Marriott, LLC	Bakersfield Residence Inn
	Residence Inn by Marriott, LLC	Bakersfield RI
	Residence Inn by Marriott, LLC	Beverly Hills Residence Inn
	Residence Inn by Marriott, LLC	Beverly Hills Residence Inn
	Residence Inn by Marriott, LLC	Beverly Hills RI
	Residence Inn by Marriott, LLC	Costa Mesa Residence Inn
	Residence Inn by Marriott, LLC	Costa Mesa RI
	Residence Inn by Marriott, LLC	Fountain Valley Residence Inn
	Residence Inn by Marriott, LLC	Fountain Valley RI
	Residence Inn by Marriott, LLC	Fremont RI
	Residence Inn by Marriott, LLC	Irvine Residence Inn
	Residence Inn by Marriott, LLC	Irvine RI
	Residence Inn by Marriott, LLC	Kearney Mesa Residence Inn
	Residence Inn by Marriott, LLC	Kearney Mesa RI
	Residence Inn by Marriott, LLC	La Jolla Residence Inn
	Residence Inn by Marriott, LLC	La Jolla RI
	Residence Inn by Marriott, LLC	Long Beach Residence Inn
	Residence Inn by Marriott, LLC	Long Beach RI
	Residence Inn by Marriott, LLC	Manhattan Beach Residence Inn
	Residence Inn by Marriott, LLC	Manhattan Beach RI
	Residence Inn by Marriott, LLC	Mira Mesa Residence Inn
	Residence Inn by Marriott, LLC	MIRI Mesa Residence Inn
	Residence Inn by Marriott, LLC	Mountain View Residence Inn
	Residence Inn by Marriott, LLC	Mountain View RI
	Residence Inn by Marriott, LLC	Placentia Residence Inn

Exhibit 21

State: California cont.	Entity Name	Assumed Name
	Residence Inn by Marriott, LLC	Placentia RI
	Residence Inn by Marriott, LLC	Pleasant Hills Residence Inn
	Residence Inn by Marriott, LLC	Pleasant Hills RI
	Residence Inn by Marriott, LLC	Rancho Bernardo RI
	Residence Inn by Marriott, LLC	Residence Inn Cypress
	Residence Inn by Marriott, LLC	Sacramento-Natomas Residence Inn
	Residence Inn by Marriott, LLC	Sacramento-Natomas RI
	Residence Inn by Marriott, LLC	San Jose Residence Inn
	Residence Inn by Marriott, LLC	San Jose RI
	Residence Inn by Marriott, LLC	San Mateo Residence Inn
	Residence Inn by Marriott, LLC	San Mateo RI
	Residence Inn by Marriott, LLC	San Ramon RI
	Residence Inn by Marriott, LLC	San Ramon Residence Inn
	Residence Inn by Marriott, LLC	Silicon Valley II Residence Inn
	Residence Inn by Marriott, LLC	Silicon Valley II RI
	Residence Inn by Marriott, LLC	Torrance Residence Inn
	Residence Inn by Marriott, LLC	Torrance Residence Inn
	Residence Inn by Marriott, LLC	Torrance RI
	The Ritz-Carlton Hotel Company, LLC	Ritz-Carlton Hotel
	The Ritz-Carlton Hotel Company, LLC	The Ritz-Carlton, Laguna Niguel
State: Colorado
	Entity Name	Assumed Name
	Courtyard Management Corporation	Boulder CbM
	Courtyard Management Corporation	Denver Airport CbM
	Courtyard Management Corporation	Denver SE CbM
	Marriott Hotel Services, Inc.	Denver West Marriott Hotel
	Residence Inn by Marriott, LLC	Boulder RI
	Residence Inn by Marriott, LLC	Colorado Springs RI
	Residence Inn by Marriott, LLC	Denver Downtown RI
	Residence Inn by Marriott, LLC	Denver South RI
	The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Denver
State: Connecticut
	Entity Name	Assumed Name
	Courtyard Management Corporation	Hartford CbM
	Courtyard Management Corporation	Norwalk CbM
	Fairfield FMC, LLC	Hartford Airport FibM (Windsor/Windsor Lock)
	Marriott Hotel Services, Inc.	Stamford Marriott Hotel (Stamford & Rocky Hill)
State: Delaware
	Entity Name	Assumed Name
	Courtyard Management Corporation	Wilmington CbM
	Fairfield FMC, LLC	Wilmington FibM
	Residence Inn by Marriott, LLC	Wilmington RI

Exhibit 21

State: District Of Columbia
	Entity Name	Assumed Name
	Marriott Hotel Services, Inc	JW Marriott on Pennsylvania Avenue
	Renaissance Hotel Operating Company	Renaissance Washington DC Hotel
	The Ritz-Carlton Hotel Company, L.L.C.	The Fairfax Club
State: Florida
	Entity Name	Assumed Name
	Courtyard Management Corporation	Courtyard by Marriott
	Courtyard Management Corporation	Courtyard Café
	Courtyard Management Corporation	Courtyard Lobby Lounge
	Courtyard Management Corporation	Courtyard Orlando Lake Buena Vista in the Marriott Village
	Courtyard Management Corporation	Courtyard Pool Bar & Grill
	CTYD III Corporation	Courtyard by Marriott
	Fairfield FMC, LLC	Fairfield Inn Café
	Fairfield FMC, LLC	Fairfield Inn Orlando Lake Buena Vista in the Marriott Village
	Fairfield FMC, LLC	Fairfield Inn Pool Bar & Grille
	Fairfield FMC, LLC	Gainesville Fairfield Inn by Marriott
	Fairfield FMC, LLC	Miami West FibM
	Fairfield FMC, LLC	Orlando International Drive Fairfield Inn by Marriott
	Fairfield FMC, LLC	Winter Park FibM
	Marriott Hotel Services, Inc.	3030 Ocean
	Marriott Hotel Services, Inc.	Cafe Waterside
	Marriott Hotel Services, Inc.	Champions
	Marriott Hotel Services, Inc.	Deco Blue
	Marriott Hotel Services, Inc.	IL Terrazzo
	Marriott Hotel Services, Inc.	Korals
	Marriott Hotel Services, Inc.	Le Grande Blue
	Marriott Hotel Services, Inc.	Marriott South Beach
	Marriott Hotel Services, Inc.	Miami Beach Marriott At South Beach
	Marriott Hotel Services, Inc.	Miami International Airport Marriott
	Marriott Hotel Services, Inc.	Riva Restaurant
	Marriott Hotel Services, Inc.	SPA Waterside
	Marriott Hotel Services, Inc.	Tampa Airport Marriott Hotel
	Marriott Hotel Services, Inc.	Tampa Marriott Waterside
	Marriott Hotel Services, Inc.	The Club at Marriott's Harbor Beach Resort & Spa
	Marriott Hotel Services, Inc.	The Spa at Marriott's Harbor Beach Resort
	Marriott Hotel Services, Inc.	The Spa Café
	Marriott Hotel Services, Inc.	Tranquility
	Marriott International, Inc.	Bleu Bar & Food
	Marriott International, Inc.	Citron Patisserie
	Marriott International, Inc.	Citron, An American Brasserie
	Marriott International, Inc.	Destinations by Marriott

Exhibit 21

State: Florida cont.	Entity Name	Assumed Name
	Marriott International, Inc.	Doral Golf Resort &Spa
	Marriott International, Inc.	Fairways Pub
	Marriott International, Inc.	Falcon’s Fire Golf Club
	Marriott International, Inc.	Hawk's Landing Steakhouse & Grille
	Marriott International, Inc.	JW Marriott Orlando Grande
	Marriott International, Inc.	Primo
	Marriott International, Inc.	Quench Bar & Grill
	Marriott International, Inc.	Tampa Marriott Waterside
	Marriott International, Inc.	The Ritz Carlton Golf Club
	Marriott International, Inc.	The Ritz-Carlton Orlando Grande Lakes
	Marriott International, Inc.	The Ritz-Carlton Spa-Carita Maison de Beaute
	Marriott International, Inc.	The Signature Shop
	Marriott International, Inc.	The Vineyard Grill
	Marriott International, Inc.	Vitale Spa Café
	Renaissance Hotel Management Company, LLC	Eden Roc, A Renaissance Resort & Spa
	Renaissance Hotel Management Company, LLC	Flagler’s
	Renaissance Hotel Management Company, LLC	Renaissance Singer Island Hotel
	Renaissance Hotel Management Company, LLC	Tampa Renaissance Hotel
	Renaissance Hotel Management Company, LLC	The Pool Patio and Grill
	Renaissance Hotel Management Company, LLC	The Renaissance Tampa International Plaza Hotel
	Renaissance Hotel Operating Company	Renaissance Orlando Resort
	Residence Inn by Marriott, LLC	Boca Raton RI
	Residence Inn by Marriott, LLC	Jacksonville RI
	Residence Inn by Marriott, LLC	Lake Buena Vista RI
	Residence Inn by Marriott, LLC	Pensacola RI
	Residence Inn by Marriott, LLC	Residence Inn Melbourne
	Residence Inn by Marriott, LLC	St. Petersburg Residence Inn
	Residence Inn by Marriott, LLC	St. Petersburg RI
	SpringHill SMC, LLC	Springhill Pool Bar & Grill
	SpringHill SMC, LLC	Springhill Suites Orlando Lake Buena Vista in the Marriott Village
	SpringHill SMC, LLC	Springhill Suites Seasons
	The Ritz-Carlton Hotel Company, L.L.C.	Americana Restaurant
	The Ritz-Carlton Hotel Company, L.L.C.	Aria
	The Ritz-Carlton Hotel Company, L.L.C.	Beauty @ Coast
	The Ritz-Carlton Hotel Company, L.L.C.	Bun

Exhibit 21

State: Florida cont.	Entity Name	Assumed Name
	The Ritz-Carlton Hotel Company, L.L.C.	Cantina
	The Ritz-Carlton Hotel Company, L.L.C.	Cero Restaurant
	The Ritz-Carlton Hotel Company, L.L.C.	Cioppino
	The Ritz-Carlton Hotel Company, L.L.C.	DiLido Beach Club
	The Ritz-Carlton Hotel Company, L.L.C.	Lemonia
	The Ritz-Carlton Hotel Company, L.L.C.	One L.R.
	The Ritz-Carlton Hotel Company, L.L.C.	Pool Side Grill
	The Ritz-Carlton Hotel Company, L.L.C.	Rum Bar
	The Ritz-Carlton Hotel Company, L.L.C.	The Bar at the Ritz-Carlton
	The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton Golf Resort Naples
	The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Amelia Island
	The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Fort Lauderdale
	The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Key Biscayne
	The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Key Biscayne Spa
	The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, South Beach
	The Ritz-Carlton Hotel Company, L.L.C.	The Sand Bar Grill
	The Ritz-Carlton Hotel Company, L.L.C.	The Spa at The Ritz-Carlton
	TownePlace Management, LLC	Miami Airport West Towneplace Suites
	TownePlace Management, LLC	Miami Lakes Towneplace Suites
State: Georgia
	Entity Name	Assumed Name
	Courtyard Management Corporation	Atlanta Airport CbM
	Courtyard Management Corporation	Atlanta Airport South CbM
	Courtyard Management Corporation	Atlanta Delk Road CbM
	Courtyard Management Corporation	Atlanta Perimeter CbM
	Courtyard Management Corporation	Augusta CbM
	Courtyard Management Corporation	Columbus CbM
	Courtyard Management Corporation	Cumberland Center CbM
	Courtyard Management Corporation	Executive Park CbM
	Courtyard Management Corporation	Gwinnet Mall CbM
	Courtyard Management Corporation	Jimmy Carter CbM
	Courtyard Management Corporation	Macon CbM
	Courtyard Management Corporation	Midtown Atlanta CbM

Exhibit 21

State: Georgia cont.	Courtyard Management Corporation	Northlake CbM
	Courtyard Management Corporation	Peachtree Corners CbM
	Courtyard Management Corporation	Peachtree-Dunwoody CbM
	Courtyard Management Corporation	Roswell CbM
	Courtyard Management Corporation	Savannah CbM
	Courtyard Management Corporation	Windy Hill CbM
	Fairfield FMC, LLC	Atlanta Gwinnett Mall FibM
	Fairfield FMC, LLC	Atlanta Northlake FibM
	Marriott Hotel Services, Inc.	Atlanta Norcross Marriott Hotel
	Marriott Hotel Services, Inc.	Atlanta Perimeter Center Hotel
	Residence Inn by Marriott, LLC	Atlanta Airport RI
	Residence Inn by Marriott, LLC	Atlanta Alpharetta RI
	Residence Inn by Marriott, LLC	Atlanta Buckhead RI
	Residence Inn by Marriott, LLC	Atlanta Midtown RI
	Residence Inn by Marriott, LLC	Atlanta Perimeter Mall RI
State: Hawaii
	Entity Name	Assumed Name
	Essex House Condominium Corporation	Kauai Marriott Resort & Beach Club
	KB Hotel Operator Inc.	Kapalua Bay, A Renaissance Resort
	Marriott Hotel Services, Inc.	Bar at Private Sunset Beach
	Marriott Hotel Services, Inc.	Bat at Sunrise Pool
	Marriott Hotel Services, Inc.	Crazybox
	Marriott Hotel Services, Inc.	J.W. Marriott Ihilani Resort & Spa
	Marriott Hotel Services, Inc.	Kolohe's Beach Bar & Grill
	Marriott Hotel Services, Inc.	Kuhio Beach Grill
	Marriott Hotel Services, Inc.	Lobby Bar
	Marriott Hotel Services, Inc.	Marriott's Waiohai Beach Club
	Marriott Hotel Services, Inc.	Maui Marriott Resort and Ocean Club
	Marriott Hotel Services, Inc.	Moana Terrace
	Marriott Hotel Services, Inc.	Waikiki Beach Hotel
	Marriott Hotel Services, Inc.	Waikiki Beach Marriott Resort & Spa
	Marriott Hotel Services, Inc.	Waikiki Edition Hotel
	Marriott Hotel Services, Inc.	Waikoloa Beach Marriott Resort
	Marriott Hotel Services, Inc.	Wailea Marriott Resort
	Marriott International, Inc.	Maui Marriott Resort
	Marriott International, Inc.	Waikiki Beach Hotel
	Marriott International, Inc.	Waikiki Beach Marriott Hotel
	The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Kapalua
State: Illinois
	Entity Name	Assumed Name
	Courtyard Management Corporation	Arlington Heights CbM
	Courtyard Management Corporation	Arlington Heights South CbM
	Courtyard Management Corporation	Chicago Downtown CbM
	Courtyard Management Corporation	Chicago-Highland Park CbM

Exhibit 21

State: Illinois cont.	Entity Name	Assumed Name
	Courtyard Management Corporation	Chicago/Deerfield CbM
	Courtyard Management Corporation	Chicago/Lincolnshire CbM
	Courtyard Management Corporation	Glenview CbM
	Courtyard Management Corporation	Naperville CbM
	Courtyard Management Corporation	O'Hare CbM
	Courtyard Management Corporation	Oakbrook Terrace CbM
	Courtyard Management Corporation	Rockford CbM
	Courtyard Management Corporation	St. Charles CbM
	Courtyard Management Corporation	Waukegan CbM
	Courtyard Management Corporation	Wood Dale CbM
	CTYD III Corporation	Courtyard by Marriott
	Fairfield FMC, LLC	Bloomington/Normal FibM
	Fairfield FMC, LLC	Chicago Lansing FibM
	Fairfield FMC, LLC	Glenview FibM
	Fairfield FMC, LLC	Peoria FibM
	Fairfield FMC, LLC	Rockford FibM
	Fairfield FMC, LLC	Willowbrook FibM
	Marriott Hotel Services, Inc.	Chicago Deerfield Marriott Suites
	Marriott Hotel Services, Inc.	Chicago Marriott Downtown Hotel
	Marriott Hotel Services, Inc.	Chicago Marriott Oakbrook Hotel
	Marriott Hotel Services, Inc.	Lincolnshire Catering
	Marriott Hotel Services, Inc.	Oak Brook Hills Marriott Resort
	Marriott International, Inc.	Chicago Marriott O'Hare
	Renaissance Hotel Operating Company	Renaissance Oak Brook Hotel, Renaissance Chicago Hotel
	Residence Inn by Marriott, LLC	Chicago Downtown RI
	Residence Inn by Marriott, LLC	Chicago Lombard RI
	Residence Inn by Marriott, LLC	Chicago O'Hare RI
	Residence Inn by Marriott, LLC	Deerfield RI
State: Indiana
	Entity Name	Assumed Name
	Courtyard Management Corporation	Courtyard by Marriott
	CTYD III Corporation	Courtyard by Marriott
	Fairfield FMC, LLC	Fort Wayne FibM
	Fairfield FMC, LLC	Indianapolis Castleton FibM
	Fairfield FMC, LLC	Indianapolis College Park FibM
	Residence Inn by Marriott, LLC	Fort Wayne RI
	Residence Inn by Marriott, LLC	Indianapolis North RI
State: Iowa
	Entity Name	Assumed Name
	Courtyard Management Corporation	Des Moines/Clive CbM
	Courtyard Management Corporation	Quad Cities CbM
	CTYD III Corporation	Courtyard by Marriott
	Fairfield FMC, LLC	Cedar Rapids FibM
	Fairfield FMC, LLC	Des Moines FibM

Exhibit 21

State: Kentucky
	Entity Name	Assumed Name
	Courtyard Management Corporation	Courtyard by Marriott
	CTYD III Corporation	Courtyard by Marriott
	Fairfield FMC, LLC	Florence FibM
	Fairfield FMC, LLC	Louisville East Fibm
	Residence Inn by Marriott, LLC	Lexington North RI
	Residence Inn by Marriott, LLC	Louisville RI
State: Louisiana
	Entity Name	Assumed Name
	Courtyard Management Corporation	Baton Rouge CbM
	Courtyard Management Corporation	Courtyard by Marriott (Metarie, LA)
	CTYD III Corporation	Courtyard by Marriott
	Renaissance Hotel Management Company, LLC	Renaissance Pere Marquette Hotel
	Residence Inn by Marriott, LLC	Bossier City RI
	SpringHill SMC, LLC	Springhill Suites by Marriott
State: Maine
	Entity Name	Assumed Name
	Fairfield FMC, LLC	Portland FibM
State: Maryland
	Entity Name	Assumed Name
	Courtyard Management Corporation	Courtyard by Marriott
	CTYD III Corporation	Courtyard by Marriott
	Marriott Hotel Services, Inc.	Bethesda Marriott Hotel
	Marriott Hotel Services, Inc.	Washington Gaithersburg Marriott Hotel
	Marriott International, Inc.	Courtyard by Marriott
	Residence Inn by Marriott, LLC	Annapolis RI
	Residence Inn by Marriott, LLC	Bethesda RI
State: Massachusetts
	Entity Name	Assumed Name
	Courtyard Management Corporation	Boston Stoughton CbM
	Courtyard Management Corporation	Boston Tremont Courtyard
	Courtyard Management Corporation	Lowell CbM
	Courtyard Management Corporation	Milford CbM
	Marriott Hotel Services, Inc.	Marriott Long Wharf
	Renaissance Hotel Management Company, LLC	Renaissance Boston Waterfront Hotel
	Renaissance Hotel Operating Company	Renaissance Bedford Hotel
	Residence Inn by Marriott, LLC	Boston Tewksbury/Andover RI
	Residence Inn by Marriott, LLC	Boston-Westborough RI
	Residence Inn by Marriott, LLC	Cambridge RI
	Residence Inn by Marriott, LLC	Danvers RI (aka/ Boston-North Shore)
	The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton Boston Common
	The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Boston

Exhibit 21

State: Michigan
	Entity Name	Assumed Name
	Courtyard Management Corporation	Auburn Hills CbM
	Courtyard Management Corporation	Dearborn CbM
	Courtyard Management Corporation	Detroit Airport CbM
	Courtyard Management Corporation	Detroit/Novi CbM
	Courtyard Management Corporation	Livonia CbM
	Courtyard Management Corporation	Southfield CbM
	Courtyard Management Corporation	Troy CbM
	Courtyard Management Corporation	Warren CbM
	Detroit Hotel Services, LLC	Detroit Marriott at Renaissance Center
	Detroit MHS, LLC	Detroit Marriott At Renaissance Center
	Fairfield FMC, LLC	Detroit Airport FibM
	Fairfield FMC, LLC	Detroit Madison FibM
	Fairfield FMC, LLC	Detroit Warren FibM
	Fairfield FMC, LLC	Detroit West FibM
	Fairfield FMC, LLC	Kalamazoo FibM
	Marriott Hotel Services, Inc.	Detroit Metro Airport Marriott Hotel
	Marriott Hotel Services, Inc.	Detroit Romulus Marriott Hotel
	Marriott International, Inc.	Courtyard by Marriott, Fairfield Inn
	Residence Inn by Marriott, LLC	Ann Arbor RI
	Residence Inn by Marriott, LLC	Dearborn RI
	Residence Inn by Marriott, LLC	East Lansing RI
	Residence Inn by Marriott, LLC	Grand Rapids RI
	Residence Inn by Marriott, LLC	Kalamazoo RI
	Residence Inn by Marriott, LLC	Southfield Michigan RI
	Residence Inn by Marriott, LLC	Troy Central RI
	Residence Inn by Marriott, LLC	Troy South RI
	Residence Inn by Marriott, LLC	Warren RI
State: Minnesota
	Entity Name	Assumed Name
	Courtyard Management Corporation	Eden Prairie CbM
	Courtyard Management Corporation	Mendota Heights CbM
	Marriott Hotel Services, Inc.	Minneapolis City Center Marriott Hotel
	Residence Inn by Marriott, LLC	Eden Prairie RI
State: Missouri
	Entity Name	Assumed Name
	Courtyard Management Corporation	Creve Coeur CbM
	Courtyard Management Corporation	Earth City CbM
	Courtyard Management Corporation	Kansas City Airport CbM
	Courtyard Management Corporation	South Kansas City CbM
	Courtyard Management Corporation	St. Louis CbM
	Courtyard Management Corporation	St. Louis-Westport CbM
	CTYD III Corporation	Courtyard St. Louis Downtown
	Fairfield FMC, LLC	St. Louis Hazelwood FibM

Exhibit 21

State: Missouri cont.	Entity Name	Assumed Name
	Marriott Hotel Services, Inc.	Kansas City Airport Marriott
	Marriott Hotel Services, Inc.	St. Louis Airport Marriott
	Marriott Hotel Services, Inc.	St. Louis Pavilion Marriott Hotel
	Marriott Hotel Services, Inc.	Tan-Tar-A Marriott Resort
	Renaissance Hotel Management Company, LLC	Renaissance St. Louis Grand and Suites Hotel
	Renaissance Hotel Operating Company	Renaissance St. Louis Hotel Airport
	Residence Inn by Marriott, LLC	St. Louis Chesterfield RI
	Residence Inn by Marriott, LLC	St. Louis Galleria RI
	Residence Inn by Marriott, LLC	St. Louis Westport RI
	The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, St. Louis
State: Nebraska
	Entity Name	Assumed Name
	Residence Inn by Marriott, LLC	Omaha Central RI
State: Nevada
	Entity Name	Assumed Name
	Courtyard Management Corporation	Courtyard by Marriott
	CTYD III Corporation	Courtyard by Marriott
	Fairfield FMC, LLC	Las Vegas FibM
	MI Hotels of Las Vegas, Inc.	Courtyard by Marriott
	MI Hotels of Las Vegas, Inc.	Grand Chateau
	MI Hotels of Las Vegas, Inc.	Las Vegas Marriott Suites
	MI Hotels of Las Vegas, Inc.	Marriott’s Grand Chateau
	MI Hotels of Las Vegas, Inc.	Marriott Resorts Hospitality Corporation
	MI Hotels of Las Vegas, Inc.	Residence Inn by Marriott
	Residence Inn by Marriott, LLC	Las Vegas Hughes Center
	Residence Inn by Marriott, LLC	Las Vegas RI
	Springhill SMC, LLC	Inspiration Lounge
	Springhill SMC, LLC	Inspiration Tavern
	The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Lake Las Vegas
State: New Hampshire
	Entity Name	Assumed Name
	Courtyard Management Corporation	Courtyard by Marriott Nashua
	Fairfield FMC, LLC	Merrimack Fairfield FibM
	Marriott Hotel Services, Inc.	Nashua Marriott Hotel
State: New Jersey
	Entity Name	Assumed Name
	Courtyard Management Corporation	Courtyard by Marriott
	CTYD III Corporation	Courtyard by Marriott
	Execustay, LLC	Execustay II, LLC
	Marriott Hotel Services, Inc.	Bridgewater Marriott Hotel
	Marriott Hotel Services, Inc.	Glenpoint Marriott Hotel
	Marriott Hotel Services, Inc.	Hanover Marriott Hotel
	Marriott Hotel Services, Inc.	Marriott's Seaview Golf Resort

Exhibit 21

State: New Jersey cont.	Entity Name	Assumed Name
	Marriott Hotel Services, Inc.	Newark Airport Marriott Hotel
	Marriott Hotel Services, Inc.	Park Ridge Marriott Hotel
	Marriott Hotel Services, Inc.	Princeton Marriott Hotel
	Marriott Hotel Services, Inc.	Somerset Marriott Hotel
	Marriott Hotel Services, Inc.	The Lafayette Yard Marriott Conference Hotel
	Residence Inn by Marriott, LLC	Residence Inn by Marriott II, LLC
	Springhill SMC, LLC	Springhill SMC II, LLC
	Towneplace Management, LLC	Towneplace Management II, LLC
State: New Mexico
	Entity Name	Assumed Name
	Courtyard Management Corporation	Courtyard by Marriott
	CTYD III Corporation	Courtyard by Marriott
	Residence Inn by Marriott, LLC	Santa Fe RI, Albuquerque RI
State: New York
	Entity Name	Assumed Name
	Courtyard Management Corporation	Fishkill CbM
	Courtyard Management Corporation	Midtown East Courtyard
	Courtyard Management Corporation	Poughkeepsie CbM
	Courtyard Management Corporation	Rochester CbM
	Courtyard Management Corporation	Rye CbM
	Courtyard Management Corporation	Syracuse CbM
	Courtyard Management Corporation	Tarrytown CbM
	Fairfield FMC, LLC	Lancaster FibM
	Fairfield FMC, LLC	Syracuse FibM
	Marriott Hotel Services, Inc.	LaGuardia Marriott Hotel
	Marriott Hotel Services, Inc.	Long Island Marriott Hotel
	Marriott Hotel Services, Inc.	New York Brooklyn Marriott
	Marriott Hotel Services, Inc.	New York Marriott Downtown
	Marriott Hotel Services, Inc.	Westchester Marriott Hotel
	Marriott International, Inc.	LaGuardia Marriott
	Marriott International, Inc.	Long Island Marriott Hotel and Conference Center
	Marriott International, Inc.	Marriott's Wind Watch Hotel and Golf Club
	Marriott International, Inc.	New York Marriott East Side
	Marriott International, Inc.	New York Marriott Financial Center Hotel
	Marriott International, Inc.	New York Marriott Marquis Hotel
	Marriott International, Inc.	Westchester Marriott
	Residence Inn by Marriott, LLC	East Syracuse RI
	Springhill SMC, LLC	Springhill Suites Syracuse Carrier Circle
	The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Westchester

Exhibit 21

State: North Carolina
	Entity Name	Assumed Name
	Courtyard Management Corporation	Charlotte Arrowood CbM
	Courtyard Management Corporation	Charlotte South Park CbM
	Courtyard Management Corporation	Charlotte University CbM
	Courtyard Management Corporation	Fayetteville CbM
	Courtyard Management Corporation	Greensboro CbM
	Courtyard Management Corporation	Raleigh Airport CbM
	Courtyard Management Corporation	Raleigh CbM
	Courtyard Management Corporation	Raleigh-Cary CbM
	CTYD III Corporation	Courtyard by Marriott
	Fairfield FMC, LLC	Charlotte Airport FibM
	Fairfield FMC, LLC	Charlotte Northeast FibM
	Fairfield FMC, LLC	Durham FibM
	Fairfield FMC, LLC	Fayetteville FibM
	Fairfield FMC, LLC	Greensboro Highpoint FibM
	Fairfield FMC, LLC	Raleigh Northeast FibM
	Fairfield FMC, LLC	Rocky Mount FibM
	Fairfield FMC, LLC	Wilmington FibM
	Residence Inn by Marriott, LLC	Charlotte North RI
	Residence Inn by Marriott, LLC	Durham RI, Greensboro RI
	Residence Inn by Marriott, LLC	Raleigh RI
	Residence Inn by Marriott, LLC	Winston-Salem RI
	WEC 99C-8 LLC	WEC 99C-8 LLC
State: Ohio
	Entity Name	Assumed Name
	Courtyard Management Corporation	Blue Ash CbM
	Courtyard Management Corporation	Dayton Mall CbM
	Courtyard Management Corporation	Dublin CbM
	Courtyard Management Corporation	Toledo CbM
	Courtyard Management Corporation	Worthington CbM
	Marriott International, Inc.	Fairfield Inn
	Residence Inn by Marriott, LLC	Akron RIbm
	Residence Inn by Marriott, LLC	Blue Ash RIbm
	Residence Inn by Marriott, LLC	Cincinnati North RIbM
	Residence Inn by Marriott, LLC	Columbus East RIbM
	Residence Inn by Marriott, LLC	Dayton North RIbM
	Residence Inn by Marriott, LLC	Dayton South RIbM
	Residence Inn by Marriott, LLC	Dublin Ohio RIbM
	Residence Inn by Marriott, LLC	Toledo RIbM
State: Oklahoma
	Entity Name	Assumed Name
	Courtyard Management Corporation	Oklahoma City CbM
	Marriott Hotel Services, Inc.	Oklahoma City Marriott Hotel
	Residence Inn by Marriott, LLC	Oklahoma City RI

Exhibit 21

State: Oregon	Entity Name	Assumed Name
	Courtyard Management Corporation	Portland CbM
	Marriott Hotel Services, Inc.	Portland Marriott Hotel
State: Pennsylvania
	Entity Name	Assumed Name
	Courtyard Management Corporation	Devon CbM
	Courtyard Management Corporation	Philadelphia CbM
	Courtyard Management Corporation	Pittsburgh CbM
	Courtyard Management Corporation	Valley Forge CbM
	Courtyard Management Corporation	Willow Grove CbM
	Fairfield FMC, LLC	Harrisburg West FibM
	Fairfield FMC, LLC	Pittsburgh/Warrendale FibM
	Marriott Hotel Services, Inc.	Philadelphia Airport Marriott Hotel
	Marriott Hotel Services, Inc.	Philadelphia Marriott Hotel
	Marriott Hotel Services, Inc.	Philadelphia Marriott West
	Residence Inn by Marriott, LLC	Berwyn RI
	Residence Inn by Marriott, LLC	Greentree RI
	Residence Inn by Marriott, LLC	Philadelphia Airport RI
	Residence Inn by Marriott, LLC	Willow Grove RI
State: Rhode Island
	Entity Name	Assumed Name
	Courtyard Management Corporation	Middletown CbM
State: South Carolina
	Entity Name	Assumed Name
	Courtyard Management Corporation	Columbia NW CbM
	Fairfield FMC, LLC	Greenville FibM
	Fairfield FMC, LLC	Hilton Head FibM
	Residence Inn by Marriott, LLC	Columbia RI
State: Tennessee
	Entity Name	Assumed Name
	Courtyard Management Corporation	Brentwood CbM
	Courtyard Management Corporation	Chattanooga CbM
	Courtyard Management Corporation	Memphis Airport CbM
	Courtyard Management Corporation	Nashville Airport CbM
	Courtyard Management Corporation	Park Avenue, Memphis CbM
	Fairfield FMC, LLC	Chattanooga FibM
	Fairfield FMC, LLC	Jackson FibM
	Fairfield FMC, LLC	Johnson City FibM
	Marriott Hotel Services, Inc.	Nashville Airport Marriott Hotel
	Marriott International, Inc.	Fairfield Inn
	Residence Inn by Marriott, LLC	Maryland Farms RIbM
	Residence Inn by Marriott, LLC	Memphis RIbM

Exhibit 21

State: Texas
	Entity Name	Assumed Name
	Courtyard Management Corporation	Addison CbM
	Courtyard Management Corporation	Addison/Quorum Courtyard
	Courtyard Management Corporation	Arlington CbM
	Courtyard Management Corporation	Bedford CbM
	Courtyard Management Corporation	Courtyard Dallas Central Expressway
	Courtyard Management Corporation	Courtyard Houston Downtown
	Courtyard Management Corporation	Dallas North Park CbM
	Courtyard Management Corporation	Dallas Northeast CbM
	Courtyard Management Corporation	Dallas Stemmons CbM
	Courtyard Management Corporation	DFW Courtyard North
	Courtyard Management Corporation	Fort Worth CbM
	Courtyard Management Corporation	Houston Downtown CbM
	Courtyard Management Corporation	Las Colinas CbM
	Courtyard Management Corporation	LBJ @ Josey CbM
	Courtyard Management Corporation	Plano CbM
	Courtyard Management Corporation	San Antonio Airport CbM
	Courtyard Management Corporation	San Antonio CbM
	Courtyard Management Corporation	San Antonio Medical Center CbM
	Courtyard Management Corporation	The Campbell Club
	CTYD III Corporation	Courtyard by Marriott
	Fairfield FMC, LLC	Arlington Fairfield Suites
	Marriott Hotel Services, Inc.	Dallas Marriott Quorum
	Marriott Hotel Services, Inc.	Houston Airport Marriott
	Residence Inn by Marriott, LLC	Dallas Central Expressway RI
	Residence Inn by Marriott, LLC	Dallas Market Center RI
	Residence Inn by Marriott, LLC	Houston Astrodome RI
	Residence Inn by Marriott, LLC	Houston Clear Lake RI
	Residence Inn by Marriott, LLC	Houston Southwest RI
	Residence Inn by Marriott, LLC	Las Colinas RI
	Residence Inn by Marriott, LLC	Lubbock RI
	Residence Inn by Marriott, LLC	Residence Inn Houston Downtown
	Residence Inn by Marriott, LLC	Richardson RI
	Residence Inn by Marriott, LLC	San Antonio RI
	Residence Inn by Marriott, LLC	Tyler RI
	Springhill SMC, LLC	Addison Springhill Suites
	Springhill SMC, LLC	Arlington Springhill Suites
	Springhill SMC, LLC	Fort Worth University
	TownePlace Management, LLC	Houston Clearlake TownePlace Suites
State: Utah
	Entity Name	Assumed Name
	Residence Inn by Marriott, LLC	Residence Inn at the Cottonwoods
State: Vermont
	Entity Name	Assumed Name
	Fairfield FMC, LLC	Burlington Colchester FibM

Exhibit 21

State: Virginia
	Entity Name	Assumed Name
	Courtyard Management Corporation	Brookfield CbM
	Courtyard Management Corporation	Charlottesville CbM
	Courtyard Management Corporation	Courtyard by Marriott
	Courtyard Management Corporation	Courtyard by Marriott
	Courtyard Management Corporation	Courtyard Dunn Loring Fairfax
	Courtyard Management Corporation	Dulles South CbM
	Courtyard Management Corporation	Dulles Town Center CbM
	Courtyard Management Corporation	Dunn Loring Fairfax Courtyard
	Courtyard Management Corporation	Fair Oaks CbM
	Courtyard Management Corporation	Herndon CbM
	Courtyard Management Corporation	Manassas CbM
	Courtyard Management Corporation	Richmond Innsbrook CbM
	Courtyard Management Corporation	Rosslyn CbM
	Marriott Hotel Services, Inc.	Berry Hill Conference Center
	Marriott Hotel Services, Inc.	CC Bistro
	Marriott Hotel Services, Inc.	Crystal City Marriott at Reagan National
	Marriott Hotel Services, Inc.	Crystal City Marriott Hotel
	Marriott Hotel Services, Inc.	Marriott's Westfields Conference Center
	Marriott Hotel Services, Inc.	Westfield's Golf Club (Fairfax file date)
	Marriott Hotel Services, Inc.	Westfield's Marriott
	Renaissance Hotel Operating Company	Renaissance Arlington Capital View
	Residence Inn by Marriott, LLC	Herndon Residence Inn by Marriott
	Residence Inn by Marriott, LLC	Herndon RI
	Residence Inn by Marriott, LLC	Residence Inn Alexandria - Old Town
	Residence Inn by Marriott, LLC	Residence Inn Alexandria at Carlyle
	Residence Inn by Marriott, LLC	Residence Inn Alexandria-Old Town
	Residence Inn by Marriott, LLC	Residence Inn Arlington Capital View
	Residence Inn by Marriott, LLC	Residence Inn Charlottesville
	Residence Inn by Marriott, LLC	Residence Inn Fair Lakes
	Residence Inn by Marriott, LLC	Residence Inn Fairfax-Merrifield
	The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Tysons Corner
State: Washington
	Entity Name	Assumed Name
	Courtyard Management Corporation	Courtyard by Marriott
	CTYD III Corporation	Courtyard by Marriott
	Marriott Hotel Services, Inc.	Seattle Waterfront Marriott
	Residence Inn by Marriott, , LLC	Residence Inn Redmond
	SpringHill SMC, LLC	Seattle Downtown Springhill Suites
	SpringHill SMC, LLC	Seattle South Renton Springhill
	TownePlace Management, LLC	Seattle South Renton TownePlace Suites

Exhibit 21

State: Wisconsin
	Entity Name	Assumed Name
	Fairfield FMC, LLC	Madison FibM
	Fairfield FMC, LLC	Milwaukee FibM
	Residence Inn by Marriott, LLC	Green Bay RI